                                                                 Exhibit 99.2

                          OHIO CASUALTY CORPORATION

                     SUPPLEMENTAL FINANCIAL INFORMATION

                            FOR THE PERIOD ENDING

                              SEPTEMBER 30, 2003



             Contents:     Page 1    GAAP Income Statement Data
                           Page 2    Statutory P&C Data
                           Page 3    P&C Accident Year Data
                           Page 4    Additinal P&C Accident Year Data
                           Page 5    Consolidated Balance Sheet Data and
                                       Related Information
                           Page 6    Supplemental Information



Ohio Casualty Corporation publishes forward-looking statements relating to such matters as anticipated financial performance, business prospects and plans, regulatory developments and similar matters. The statements contained in this release that are not historical information, are forward-looking statements. The Private Securities Litigation Reform Act of 1995 provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. The operations, performance and development of the Corporation's business are subject to risks and uncertainties, which may cause actual results to differ materially from those contained in or supported by the forward-looking statements in this release. The risks and uncertainties that may affect the operations, performance, development and results of the Corporation's business include the following: changes in property and casualty reserves; catastrophe losses; premium and investment growth; product pricing environment; availability of credit; changes in government regulation; performance of financial markets; fluctuations in interest rates; availability and pricing of reinsurance; litigation and administrative proceedings; rating agency actions; acts of war and terrorist activities; ability of Ohio Casualty to retain business acquired from the Great American Insurance Company; ability to achieve targeted expense savings; ability to achieve targeted expense savings; ability to achieve premium targets and profitability goals; and general economic and market conditions.

Ohio Casualty Corporation undertakes no obligation to publicly release any revisions to the forward-looking statements contained in this release, or to update them to reflect events or circumstances occurring after the date of this release, or to reflect the occurrence of unanticipated events. Investors are also advised to consult any further disclosures made on related subjects in the Company's reports filed with the Securities and Exchange Commission or in subsequent releases.

OHIO CASUALTY CORPORATION
SUMMARY INCOME STATEMENT - GAAP BASIS (in thousands, except per share data) THIRD QUARTER, 2003
(2003 Data Unaudited)


                                                    Three Months Ended Sept 30
                                           ----------------------------------------------
CONSOLIDATED                                        2003                   2002
----------------------------------------   ----------------------------------------------
Premiums and finance charges earned         $   360,370            $   356,959
Investment income less expenses                  50,976                 51,767
Investment gains (losses) realized, net           5,879                 (5,539)
                                             -----------            -----------
      Total revenues                            417,225                403,187

Losses                                      $   220,062            $   250,314
Loss adjustment expenses                         39,398                 73,596
Underwriting expenses                           126,048                127,472
Corporate and other expenses                      5,803                 59,493
                                             -----------            -----------
      Total expenses                            391,311                510,875

Income tax (benefit) expense:
   On investment gains (losses) realized    $     2,058            $    (1,939)
   On all other income (loss)                     6,702                (35,815)
                                             -----------            -----------
      Total income tax (benefit) expense          8,760                (37,754)

Net income (loss)                           $    17,154            $   (69,934)
                                            ============           ============

Average shares outstanding - diluted             61,414                 60,643
Net income (loss), per share - diluted      $      0.28            $     (1.15)


                                                         Ratio to                Ratio to
                                                         Premiums                Premiums
PROPERTY AND CASUALTY                                     Earned                  Earned
---------------------------------------                  --------                --------
Premiums and finance charges earned         $   360,370             $  356,959
Investment income less expenses                  50,422                 51,443
Investment gains (losses) realized, net           4,209                 (6,017)

Losses                                          220,062     61.1%      250,314      70.1%
Loss adjustment expenses                         39,398     10.9%       73,596      20.6%
Underwriting expenses                           126,048     35.0%      127,472      35.7%
                                             -----------  -------    -----------  -------
      Total expenses                            385,508    107.0%      451,382     126.4%

Effective tax rate on investment income            35.1%                  33.1%


CORPORATE/OTHER
---------------------------------------
Investment income less expense              $       554            $       324
Investment gains (losses) realized, net           1,671                    477
Agent relationships asset expenses                2,961                 56,644
Corporate expenses                                2,842                  2,849

                                                     Nine Months Ended Sept 30
                                           ---------------------------------------------
CONSOLIDATED                                        2003                   2002
----------------------------------------   ---------------------------------------------
Premiums and finance charges earned         $ 1,060,896            $ 1,082,674
Investment income less expenses                 155,554                153,369
Investment gains (losses) realized, net          32,010                 26,783
                                             -----------            -----------
      Total revenues                          1,248,460              1,262,826

Losses                                      $   642,539            $   685,980
Loss adjustment expenses                        128,246                178,622
Underwriting expenses                           380,565                366,468
Corporate and other expenses                     24,213                 77,719
                                             -----------            -----------
      Total expenses                          1,175,563              1,308,789

Income tax (benefit) expense:
   On investment gains (losses) realized    $    11,204            $     9,374
   On all other income (loss)                    13,617                (25,339)
                                             -----------            -----------
      Total income tax (benefit) expense         24,821                (15,965)

Net income (loss)                           $    48,076            $   (29,998)
                                            ============           ============

Average shares outstanding - diluted             61,181                 60,425
Net income (loss), per share - diluted      $      0.79            $     (0.50)

                                                         Ratio to                Ratio to
                                                         Premiums                Premiums
PROPERTY AND CASUALTY                                     Earned                  Earned
---------------------------------------                  --------                --------
Premiums and finance charges earned         $ 1,060,896             $ 1,082,674
Investment income less expenses                 152,484                 152,577
Investment gains (losses) realized, net          30,394                  26,961

Losses                                          642,539     60.6%       685,980     63.4%
Loss adjustment expenses                        128,246     12.1%       178,622     16.5%
Underwriting expenses                           380,565     35.9%       366,468     33.8%
                                             -----------  -------    -----------  -------
      Total expenses                          1,151,350    108.6%     1,231,070    113.7%

Effective tax rate on investment income            33.9%                   33.3%

CORPORATE/OTHER
----------------------------------------
Investment income less expense              $     3,069            $       792
Investment gains (losses) realized, net           1,617                   (178)
Agent relationships asset expenses               15,412                 69,779
Corporate expenses                                8,801                  7,940

CONSOLIDATED                                     YEAR 2002
----------------------------------------    -------------------
Premiums and finance charges earned         $ 1,450,467
Investment income less expenses                 207,133
Investment gains (losses) realized, net          45,192
                                             -----------
      Total revenues                          1,702,792

Losses                                      $   902,731
Loss adjustment expenses                        227,081
Underwriting expenses                           489,465
Corporate and other expenses                     90,221
                                             -----------
      Total expenses                          1,709,498

Income tax (benefit) expense:
   On investment gains (losses) realized    $    15,817
   On all other income (loss)                   (21,632)
                                             -----------
      Total income tax (benefit) expense         (5,815)

Net income (loss)                           $      (891)
                                            ============

Average shares outstanding - diluted             61,284
Net income (loss), per share - diluted      $     (0.01)

                                                           Ratio to
                                                           Premiums
PROPERTY AND CASUALTY                                       Earned
---------------------------------------                    --------
Premiums and finance charges earned         $ 1,450,467
Investment income less expenses                 205,794
Investment gains (losses) realized, net          45,371

Losses                                          902,730      62.2%
Loss adjustment expenses                        227,081      15.7%
Underwriting expenses                           489,465      33.7%
                                             -----------   -------
      Total expenses                          1,619,276     111.6%

Effective tax rate on investment income            33.9%

CORPORATE/OTHER
---------------------------------------
Investment income less expense              $     1,339
Investment gains (losses) realized, net            (179)
Agent relationships asset expenses               79,699
Corporate expenses                               10,522

OHIO CASUALTY CORPORATION
PROPERTY AND CASUALTY INSURANCE DATA - STATUTORY BASIS (in thousands) THIRD QUARTER, 2003
(2003 Data Unaudited)

                                                 Three Months Ended Sept 30
                                      -----------------------------------------------
                                                2003                     2002
OPERATING SEGMENTS and                ----------------------   ----------------------
SELECTED PRODUCT LINES or             Net Premiums  Combined   Net Premiums  Combined
MARKETS                                 Written       Ratio      Written      Ratio
--------------------------            ------------  --------   ------------  --------
Commercial Lines                      $    196,765    107.6%   $    180,865    139.9%
   Workers' compensation                    31,493    106.7%         33,735    126.8%
   Commercial auto                          56,583    106.1%         50,031    123.0%
   General liability                        21,481    108.9%         20,057    325.4%
   CMP, BOP, fire and inland marine         87,208    107.8%         77,042    106.0%

Specialty Lines                       $     48,488     82.2%   $     47,905    121.9%
   Commercial umbrella                      37,135     85.4%         37,514    121.5%
   Fidelity and surety                      11,354     76.5%         10,390    116.9%

Personal Lines                        $    127,091    107.8%   $    121,900    114.2%
   New Jersey personal auto                   (103)  -763.8%         (1,365)    88.5%
   Other personal lines                    127,194    107.0%        123,265    104.1%
   Other personal auto                      75,297    106.6%         73,516     96.8%
   Homeowners                               42,923    116.1%         41,796    118.8%
                                       ------------   ------    ------------   ------
          Total All Lines             $    372,344    104.7%   $    350,670    128.5%


ALL LINES RESULTS                                     Ratio                    Ratio
---------------------                                 -----                    -----
Premiums written                      $    372,344             $    350,670
Premiums earned                            360,445                  356,949
Losses incurred                            220,131     61.1%        249,839     70.0%
Loss adjustment expenses                    39,398     10.9%         73,596     20.6%
Underwriting expenses                      121,881     32.7%        132,868     37.9%
                                       ------------   ------    ------------   ------
Underwriting loss                          (20,965)   104.7%        (99,354)   128.5%
                                                      ======                   ======
Investment income                           50,422                   51,443
Investment gains (losses) realized           3,288                   (6,456)
Other income/expense                             -                        -
Federal income tax expense (benefit)           811                  (18,064)
                                       ------------             ------------
Net income (loss)                     $     31,934             $    (36,303)
                                       ============             ============

Included above:
  Dividends to policyholders                   252      0.1%         (1,062)    -0.3%
  Paid loss & loss adjustment expense      244,143                  252,158
</TABLE


                                                  Nine Months Ended Sept 30
                                      -----------------------------------------------
                                                2003                     2002
OPERATING SEGMENTS and                ----------------------   ----------------------
SELECTED PRODUCT LINES or             Net Premiums  Combined   Net Premiums  Combined
MARKETS                                 Written       Ratio      Written      Ratio
--------------------------            ------------  --------   ------------  --------
Commercial Lines                      $    611,924    110.1%   $    579,923    118.0%
   Workers' compensation                   104,827    118.4%        111,927    129.3%
   Commercial auto                         177,220    104.6%        165,133    109.7%
   General liability                        64,866    120.8%         65,549    195.7%
   CMP, BOP, fire and inland marine        265,011    107.2%        237,313     95.8%


Specialty Lines                       $    124,540     83.0%   $    132,672    101.4%
   Commercial umbrella                      91,200     89.0%        100,744    102.3%
   Fidelity and surety                      33,342     66.0%         30,301     96.8%

Personal Lines                        $    363,968    108.4%   $    388,224    112.6%
   New Jersey personal auto                 (1,055)   449.6%         24,880    150.1%
   Other personal lines                    365,023    107.1%        363,344    105.9%
   Other personal auto                     222,128    106.0%        226,041    101.3%
   Homeowners                              117,308    114.3%        113,989    114.9%
                                       ------------   ------    ------------   ------
          Total All Lines             $  1,100,432    106.6%   $  1,100,819    114.6%


ALL LINES RESULTS                                     Ratio                    Ratio
---------------------                                 -----                    -----
Premiums written                      $  1,100,432             $  1,100,819
Premiums earned                          1,061,014                1,082,612
Losses incurred                            642,038     60.5%        685,505     63.3%
Loss adjustment expenses                   128,246     12.1%        178,622     16.5%
Underwriting expenses                      373,687     34.0%        383,006     34.8%
                                       ------------   ------    ------------   ------
Underwriting loss                          (82,957)   106.6%       (164,521)   114.6%
                                                      ======                   ======
Investment income                          152,484                  152,577
Investment gains (losses) realized          27,696                   27,275
Other income/expense                             -                        -
Federal income tax expense (benefit)        13,746                  (10,295)
                                       ------------             ------------
Net income (loss)                     $     83,477             $     25,626
                                       ============             ============

Included above:
  Dividends to policyholders                   631      0.1%           (859)    -0.1%
  Paid loss & loss adjustment expense      730,730                  771,879


                                             YEAR 2002
OPERATING SEGMENTS and                ----------------------
SELECTED PRODUCT LINES or             Net Premiums  Combined
MARKETS                                 Written       Ratio
--------------------------            ------------  --------
Commercial Lines                      $    762,189    115.1%
   Workers' compensation                   143,911    129.2%
   Commercial auto                         213,364    110.2%
   General liability                        84,474    171.3%
   CMP, BOP, fire and inland marine        320,440     95.8%

Specialty Lines                       $    179,879     94.0%
   Commercial umbrella                     132,655     97.7%
   Fidelity and surety                      45,599     81.7%

Personal Lines                        $    506,560    114.1%
   New Jersey personal auto                 24,172    154.8%
   Other personal lines                    482,388    107.9%
   Other personal auto                     297,117    107.1%
   Homeowners                              153,678    110.3%
                                       ------------   ------
          Total All Lines             $  1,448,628    112.8%


ALL LINES RESULTS                                     Ratio
---------------------                                 -----
Premiums written                      $  1,448,628
Premiums earned                          1,450,377
Losses incurred                            902,201     62.2%
Loss adjustment expenses                   227,081     15.7%
Underwriting expenses                      506,204     34.9%
                                       ------------   ------
Underwriting loss                         (185,109)   112.8%
                                                      ======
Investment income                          205,794
Investment gains (losses) realized          53,011
Other income/expense                        (7,707)
Federal income tax expense (benefit)        (9,159)
                                       ------------
Net income (loss)                     $     75,148
                                       ============

Included above:
  Dividends to policyholders                (3,868)    -0.3%
  Paid loss & loss adjustment expense    1,032,544

OHIO CASUALTY CORPORATION
PROPERTY AND CASUALTY ACCIDENT YEAR DATA
THIRD QUARTER, 2003
(Data Unaudited)

                                              STATUTORY COMBINED RATIO
                              -------------------------------------------------------
                                                Accident      Accident      Accident
                                              Year 2003(A)  Year 2002(A)  Year 2002(A)
OPERATING SEGMENTS and           Nine Months    Measured      Measured      Measured
SELECTED MAJOR PRODUCT              Ended         as of        as of         as of
LINES or MARKETS                Sept 30, 2003   Sept 2003    Sept 2002     Sept 2003
-----------------------------   ------------- ------------  ------------  ------------
Commercial Lines                      110.1%      107.7%       105.9%        101.8%
   Workers' compensation              118.4%      117.5%       121.4%        117.2%
   Commercial auto                    104.6%      104.5%       101.5%         99.1%
   General liability                  120.8%      111.5%       121.4%        112.1%
   CMP, BOP, fire and
     inland marine                    107.2%      104.7%        96.9%         93.4%

Specialty Lines                        83.0%       93.0%        96.6%         91.8%
   Commercial umbrella                 89.0%       96.3%        94.5%         97.8%
   Fidelity and surety                 66.0%       82.4%       100.5%         74.7%

Personal Lines                        108.4%      106.3%       111.4%        110.9%
   New Jersey personal auto           449.6%      237.9%       127.0%        136.4%
   Other personal lines               107.1%      105.8%       108.6%        107.1%
   Other personal auto                106.0%      102.7%       106.0%        106.9%
   Homeowners                         114.3%      116.7%       116.9%        110.7%
                                     -------     -------      -------       -------
      Total All Lines                 106.6%      105.7%       107.7%        104.6%


Note: (A) The loss and LAE ratio component of the accident year combined ratio measures losses and LAE arising from insured events that occurred in the respective accident year. The current accident year excludes losses and LAE for insured events that occurred in prior accident years. Accident year 2003 as of Sept 30, 2003 measures insured events for the first nine months of 2003. Accident year 2002 as of Sept 30, 2002 measures insured events for the first nine months of 2002. Accident year 2002 as of Sept 30, 2003 measures insured events for the full year 2002. Partial and complete accident periods may not be comparable due to seasonality, claim reporting and development patterns, claim settlement rates and other factors.

OHIO CASUALTY CORPORATION
ADDITIONAL PROPERTY AND CASUALTY ACCIDENT YEAR AND CATASTROPHE DATA
  (in millions, except ratio data)
THIRD QUARTER, 2003
(Data Unaudited)

                                         Three Months              Nine Months
PRIOR ACCIDENT YEAR LOSS & LAE           Ended Sept 30            Ended Sept 30
by SEGMENT                              2003       2002          2003       2002
------------------------------         -----      -----         -----      -----
Commercial Lines                         3.7       50.5          14.1       64.8
Specialty Lines                         (1.9)      12.4         (12.1)       5.3
Personal Lines                           3.4       (0.7)          7.7        5.1
                                       ------     ------        ------     ------
  Total All Lines Accident Year
   Development                           5.2       62.2           9.7       75.2


PRIOR ACCIDENT YEAR LOSS & LAE
by SEGMENT                           Year 2002
------------------------------       ---------
Commercial Lines                         73.9
Specialty Lines                          (2.2)
Personal Lines                           12.7
                                        ------
  Total All Lines Accident Year
   Development                           84.4

                                         Three Months              Nine Months
                                         Ended Sept 30            Ended Sept 30
PRIOR ACCIDENT YEAR LOSS & LAE          2003       2002          2003       2002
------------------------------         -----      -----         -----      -----
Accident Year 2002                      (7.3)                   (33.5)
Accident Year 2001                      (1.2)      13.5           6.1      (21.4)
Accident Year 2000 and Prior            13.7       48.7          37.1       96.6
                                       ------     ------        ------     ------
   Total Accident Year Development       5.2       62.2           9.7       75.2


PRIOR ACCIDENT YEAR LOSS & LAE       Year 2002
------------------------------       ---------
Accident Year 2002
Accident Year 2001                     (15.8)
Accident Year 2000 and Prior           100.2
                                      -------
   Total Accident Year Development      84.4

                                          Three Months              Nine Months
                                          Ended Sept 30            Ended Sept 30
CATASTROPHE LOSS RATIO                   2003       2002          2003       2002
------------------------------          -----      -----         -----      -----
Commercial Lines                         3.2%       0.6%          3.1%       0.5%
Specialty Lines                          0.0%       0.1%          0.0%       0.5%
Homeowners                               8.2%       1.9%          6.5%       3.2%
Personal Lines                          23.2%       5.3%         16.6%       9.3%
   Total All Lines                       4.5%       1.0%          3.9%       1.6%


CATASTROPHE LOSS RATIO               Year 2002
------------------------------       ---------
Commercial Lines                         0.5%
Specialty Lines                         -0.2%
Homeowners                               3.1%
Personal Lines                           8.7%
   Total All Lines                       1.4%

OHIO CASUALTY CORPORATION
CONSOLIDATED BALANCE SHEET DATA AND RELATED INFORMATION
  (in thousands, except share data)
THIRD QUARTER, 2003
(2003 Data Unaudited)

                                        September 30,    December 31,
                                            2003             2002
ASSETS                                  ------------     -----------
Investments:
  U.S. government fixed maturities       $    50,196     $    29,082
  Tax exempt fixed maturities                 72,546          46,788
  Taxable fixed maturities:
    Available for sale, at fair value      2,848,909       3,063,904
    Held-to-maturity, at amortized cost      358,582             -
                                         ------------    ------------
       Total fixed maturities            $ 3,330,233     $ 3,139,774

  Equity securities, at fair value           309,658         312,537
  Short-term investments, at fair value       66,529          49,839
                                         ------------    ------------
       Total investments                 $ 3,706,420     $ 3,502,150
Cash                                          17,939          12,384
Premiums and other receivables, net of
  allowance for bad debts of $5,000 and
  $4,300, respectively                       362,197         324,759
Deferred policy acquisition costs            175,008         181,276
Property and equipment, net of
  accumulated depreciation of $150,599
  and $145,863, respectively                  93,094          97,798
Reinsurance recoverable                      518,845         419,870
Agent relationships, net of accumulated
  amortization of $37,396 and $34,100,
  respectively                               145,912         161,323
Interest and dividends due or accrued         39,606          45,961
Deferred income taxes                            -             2,411
Other assets                                  29,045          31,062
                                         ------------    ------------
       Total assets                      $ 5,088,066     $ 4,778,994
                                         ============    ============

Shares outstanding                        60,903,878      60,725,368

Book value per share                          $18.71          $17.43

FAS 115 component of book value per share      $2.27           $1.76

                                        September 30,    December 31,
                                            2003             2002
LIABILITIES                             ------------     -----------
Insurance reserves:
  Losses                                 $ 2,096,512     $ 1,978,743
  Loss adjustment expenses                   455,428         454,907
  Unearned premiums                          722,954         668,707
Debt                                         198,103         198,288
Other liabilities                            475,755         419,646
                                         ------------    ------------
       Total liabilities                 $ 3,948,752     $ 3,720,291


SHAREHOLDERS' EQUITY
Common stock, $.125 par value
  Authorized: 150,000,000
  Issued shares: 72,418,344; 72,418,344        9,052           9,052
Common stock purchase warrants                21,138          21,138
Accumulated other comprehensive income       276,526         246,160
Retained earnings                            984,576         936,687
Treasury stock, at cost:
  (Shares: 11,514,466; 11,692,976)          (151,978)       (154,334)
                                         ------------    ------------
      Total shareholders' equity           1,139,314       1,058,703
                                         ------------    ------------
      Total liabilities and
      shareholders' equity               $ 5,088,066     $ 4,778,994
                                         ============    ============

OHIO CASUALTY CORPORATION
SUPPLEMENTAL INFORMATION (in thousands, except employee count)
THIRD QUARTER, 2003
(2003 Data Unaudited)

                                           THREE MONTHS ENDED SEPT 30   NINE MONTHS ENDED SEPT 30
                                               2003         2002           2003         2002
                                           ------------  ------------   -----------  ------------
Gross Premiums Written                         408,796      385,459      1,213,493    1,186,564
       Commercial Lines                        202,858      191,587        636,049      607,330
       Specialty Lines                          75,919       66,162        204,518      176,971
       Personal Lines                          130,019      127,710        372,926      402,263
                                             ----------   ----------     ----------   ----------
              Total                            408,796      385,459      1,213,493    1,186,564

New Business Gross Premiums Written
       Commercial Lines                         48,622       48,653        144,532      138,223
       Commercial Umbrella                      19,782       22,404         55,036       59,504
       Personal Lines                           11,924       10,204         32,885       24,500

Average Renewal Price Increase
       Commercial Lines                           10.1%        14.8%          11.8%        16.4%
       Commercial Umbrella                        15.7%        42.2%          19.5%        44.4%

Amortization of Deferred Acquisition Costs      97,269       94,297        291,506      279,431

Agent Relationships Asset Expenses
       Write-down                                1,124       53,985          9,790       61,629
       Amortization                              1,837        2,659          5,622        8,150
                                             ----------   ----------     ----------   ----------
              Total                              2,961       56,644         15,412       69,779


                                             YEAR 2002
                                             ----------
Gross Premiums Written                       1,552,406
       Commercial Lines                        796,579
       Specialty Lines                         235,236
       Personal Lines                          520,591
                                             ----------
              Total                          1,552,406

New Business Gross Premiums Written
       Commercial Lines                        186,165
       Commercial Umbrella                      78,858
       Personal Lines                           34,593

Average Renewal Price Increase
       Commercial Lines                           16.3%
       Commercial Umbrella                        37.6%

Amortization of Deferred Acquisition Costs     376,223

Agent Relationships Asset Expenses
       Write-down                               69,510
       Amortization                             10,189
                                             ----------
              Total                             79,699

====================================================================================

                                         SEPT 30, 2003  SEPT 30, 2002   DEC 31, 2002
                                         -------------  -------------   ------------
Statutory Insurance Reserves:
       Unearned premiums                     664,728        645,265        625,310
       Losses                              1,681,784      1,643,835      1,647,343
       Loss adjustment expense               436,493        430,398        431,380

Statutory policyholders' surplus             813,921        679,879        725,748

Ratio of net premiums written to
     statutory surplus                           1.8            2.1            2.0


Employee Count                                 2,757          3,034          3,004

Note: For further information on differences between statutory accounting principles and generally accepted accounting principles (GAAP), refer to item 15 on pages 67 and 68 of the Corporation's Form 10-K for the year ended December 31, 2002.